Exhibit 10.6

AMENDMENT
TO THE
SLM CORPORATION EXECUTIVE SEVERANCE PLAN FOR SENIOR OFFICERS
Effective June 25, 2015

The SLM Corporation Executive Severance Plan For Senior Officers (the “Plan”), as established effective May 22, 2009, as amended (and filed as Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q filed on November 4, 2011) was amended as of June 25, 2015 by action of the Company's Board of Directors to reflect the following:
The heading of Section 4 and the text of Section 4.01 of the Plan were amended to read as follows:
ARTICLE 4.     ADMINISTRATIVE COMMITTEE
4.01 Administrative Committee. The Plan will be administered by a committee consisting of the Corporation’s Chief Human Resources Officer, Chief Administrative Officer, and General Counsel (the “Committee”); provided, however, that nothing herein shall limit the authority of the Nominations, Governance and Compensation Committee of the Corporation’s Board of Directors with respect to its right to review and approve all decisions made with respect to executive officers of the Corporation, as defined in Rule 16a-1(f) of the Securities Exchange Act of 1934.